MODIFICATION NO. 1

                            Dated April _____, 2001,

                                     TO THE

                    MORTGAGE, ASSIGNMENT OF LEASES AND RENTS,
                             AND SECURITY AGREEMENT

                        Dated February 25, 2000, between



                    Brittany at 2550 Haddonfield Road, L.L.C.
                     a New Jersey Limited Liability Company

                                  as Mortgagor

                                       and

                      Barrington Bank International Limited
                a corporation organized under laws of the Bahamas

                                  as Mortgagee


     THIS Modification No. 1 to Mortgage, Assignment of Leases and Rents, and Security Agreement (this "Modification"), made as of the ______ day of April, 2001, by Brittany at 2550 Haddonfield Road, L.L.C., a New Jersey limited liability company, having its principal place of business at 2550 Haddonfield Road, Pennsauken, New Jersey 08110 ("Debtor"), in favor of Barrington Bank International Limited, a Bahamas corporation having a principal address of Bolam House, 3rd Floor, King and George Streets, P.O. Box N-3026, Nassau, Bahamas ("Lender").

     WHEREAS, Debtor is the Mortgagor under that certain Mortgage, Assignment of Leases and Rents and Security Agreement in favor of Lender dated February 25, 2000, which was recorded by the County Recorder for Camden County on March 28, 2000 (MB5275-0196 et seq.) (the "Mortgage"), which Mortgage relates to the property described on Exhibit A hereto;

     WHEREAS, Debtor executed and delivered the Mortgage as collateral security for the payment, observance, performance, and discharge of all of the obligations of Reink Imaging USA, Ltd. ("Reink"), to the Lender under that certain Promissory Note dated February 25, 2000, in the original principal sum of $1,000,000.00 (one million dollars) together with that certain Loan Agreement and that certain Security Agreement dated February 25, 2000;

     WHEREAS, certain of the obligations secured by the Mortgage are being modified, and the Lender and Debtor desire to amend the Mortgage to provide for the additional and/or revised documentation reflecting such modification;

     NOW, THEREFORE, in consideration of the foregoing premises and for other value received, the adequacy and sufficiency of which is hereby acknowledged, the Lender and the Debtor hereby amend the Mortgage as follows:

A. Section 2.1 of the Mortgage is hereby modified to confirm that the Mortgage continues to secure the payment, observance, performance and discharge of all of the obligations of Reink as amended by (a) that certain Amended and Restated Promissory Note dated April _____, 2001 (the "Note"), and (b) that certain Amendment No. 1 to Loan Documents dated April ____, 2001, with or in favor of Lender, in each case as such documents and instruments may be further amended, restated, modified, supplemented or substituted from time to time in the future (the "Obligations").

B. The first sentence of Section 4.1(f) of the Mortgage is hereby deleted in its entirety and replaced with the following text:

                  Debtor is indefeasibly seized of and has and will have good and marketable fee simple title to the land and improvements comprising the Mortgaged Property (the "Land" and "Improvements" respectively) free and clear of any and all Liens and all other matters affecting the Land and Improvements, except for this Mortgage.

C. Section 7.1(c) of the Mortgage is hereby deleted in its entirety and replaced with the following text:

                  Failure to Observe or Perform (Cure Period). If any Obligation (other than as described in Section 7.1(a) or 7.1(b)) is not duly and promptly performed or is violated and such non-performance or violation continues for a period of ten
                  (10) business days after notice thereof from Lender to Debtor.

D. All references in the Mortgage to "this Mortgage" (and words having similar connotations) shall be deemed to be a reference to the Mortgage as amended by this Amendment.

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

E. The Lender and the Debtor hereby confirm that the terms and conditions and covenants of the Mortgage remain unchanged and in full force and effect, except as expressly modified by
                  Sections A through D of this Amendment.   Except as expressly
                  set forth therein, all of the terms, provisions and conditions contained in the Mortgage are hereby ratified, approved, confirmed and shall continue to be binding on the Debtor. For greater certainty, the execution and delivery by the Lender of this Amendment shall not effect a current or future waiver of or consent to a breach of any provision of the Mortgage
                  (as amended hereby), which waiver or consent may only be effected by a written document or instrument to such effect executed at such time by the Lender.

F. The provisions of Section 10 of the Mortgage (for greater certainty, including without limitation the choice of law, the submission to jurisdiction and the waiver of jury trial provisions contained therein) are hereby incorporated by reference herein as though set forth at length herein.

                            [Signature Page is Next]


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



         IN WITNESS WHEREOF, the parties have has executed this instrument as of the day and year first above written.


Attested By:                        Brittany at 2550 Haddonfield Road, L.L.C.
                                    By:  Reink Corp., Its Sole Member



___________________________         By:  _________________________________
Name:                               Name:
Title:  Attesting Officer           Title:


Attested By:                        Barrington Bank International Limited



_______________________________     By:  _________________________________
Name:                               Name:
Title:  Attesting Officer           Title:



Record and return to: 275546.2
---------------------
Lawrence P. Maher, Esq.
Greenbaum, Rowe, Smith, Ravin, Davis & Himmel LLP
P.O. Box 5600
Woodbridge, New Jersey  07095



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









STATE OF NEW JERSEY  :
                     : ss
COUNTY OF CAMDEN     :


          I CERTIFY that on April _____, 2001, _______________________________
personally came before me and this person acknowledged under oath, to my satisfaction, that:

(a) this person is the Attesting Officer of Reink Corp., the corporation named in the attached document (signing as the sole member of Brittany at 2550 Haddonfield Road., L.L.C.);

(b) this document was signed and delivered by the corporation as its voluntary act duly authorized by a proper resolution of its Board of Directors and as the voluntary act of Brittany at 2550 Haddonfield Road., L.L.C.;

(c) this person knows the proper seal of the corporation which was affixed to this document; and

(d)  this person signed this proof to attest to the  truth of these facts.


                                                --------------------------------
                                                 Name:         Robert Sinatra
                                                 Title:        Attesting Officer


Signed and sworn to before me
on this ____ day of April, 2001.




-------------------------------
Notary Public of New Jersey


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



STATE/PROVINCE OF  :
                   : ss
COUNTY/DISTRICT OF :


          I CERTIFY that on ____________________, 2001, ________________
personally came before me and this person acknowledged under oath, to my satisfaction, that:

(a) this person is the Attesting Officer of Barrington Bank International Limited, the corporation named in the attached document;

(b)  this person is the attesting witness to the signing of this document by the
     proper    corporate    officer   who   is    ______________________,    the
     __________________________ of said corporation;

(c) this document was signed and delivered by the corporation as its voluntary act duly authorized by a proper resolution of its Board of Directors;

(d) this person knows the proper seal of the corporation which was affixed to this document; and

(a)  this person signed this proof to attest to the truth of these facts.





                                          --------------------------------
                                          Name:
                                          Title:  Attesting Officer,
                                          Barrington Bank International Limited

Signed and sworn to before me
on this _____ day of April, 2001.




-------------------------------
Notary Public/Commissioner of Oaths


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




                                    EXHIBIT A
                               DESCRIPTION OF LAND


                       (Description appears on next page)